SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 10, 2004
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)


                              ATLAS MINING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                             630 EAST MULLAN AVENUE
                               OSBURN, IDAHO 83849
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (208) 556-1181
                         -------------------------------
                         (Registrant's Telephone Number)

             IDAHO                     000-31380                 77-0505346
------------------------------      ----------------        -------------------
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                   Number)            Identification No.)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 10, 2004 we (Atlas Mining Company) sent a letter to our shareholders by mail and email. A copy of the letter is included as a part of this report as Exhibit 99.1.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


              Exhibit 99.1 Shareholders' letter dated February 10, 2004.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATLAS MINING COMPANY


                                    BY: /s/ WILLIAM T. JACOBSON, PRESIDENT
                                       -----------------------------------
                                             WILLIAM T. JACOBSON


DATE: February 10, 2004